================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to (S) 240.14a-11(c) or
      (S) 240.14a-12

             PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      -----------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

      -----------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      -----------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

      -----------------------------------------------------------------------
      5)  Total fee paid:

      -----------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount Previously Paid:

      ----------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

      ----------------------------------------------------------------------
      3) Filing Party:

      ----------------------------------------------------------------------
      4) Date Filed:

      ----------------------------------------------------------------------

Notes:


Reg. (S) 240.14a-101.

SEC 1913 (3-99)

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           THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                               18 CHESTNUT STREET
                       WORCESTER, MASSACHUSETTS 01608-1928
                             TELEPHONE: 508-799-4441

                            NOTICE OF ANNUAL MEETING
                          TO BE HELD ON MARCH 28, 2002

The Annual Meeting of variable annuity contract owners of The Paul Revere Variable Annuity Insurance Company will be held at the Home Office of the Company, 18 Chestnut Street, Worcester, Massachusetts, at 10:00 a.m., Eastern Time, Thursday, March 28, 2002. The purpose of the meeting is to consider and act upon the following:

1. To elect (1) member to the Board of Managers in accordance with the Rules and Regulations;

2. To ratify or reject the appointment of Ernst and Young LLP as independent auditors for the Accumulation Fund for 2002, and

3. To transact any other business which may properly be brought before the meeting.

The number of votes which may be cast is indicated on each proxy and was determined on the basis of variable accumulation and annuity units credited under a contract funded by the Accumulation Fund as of February 22, 2002 which is also the record date for determining those having the right to notice of and to vote at the meeting. Individuals other than the contract owner who have a vested interest under a contract issued to fund a pension, profit-sharing or other arrangement have the right to instruct the contract owner with respect to the votes attributable to such interest, or, if they are annuitants receiving payments or are participants under a group tax deferred variable annuity contract for employees of a public school system or of a charitable organization described in Section 501(c)(3) of the Internal Revenue Code, to vote directly. Contract owners, annuitants, and participants under group tax deferred contracts are requested to return their proxies promptly to The Paul Revere Variable Annuity Insurance Company through its proxy solicitor, Management Information Services Corp. Proxies may be withdrawn at any time before the meeting by returning a written revocation or a duly executed proxy bearing a later date. A proxy may also be withdrawn in the event of personal attendance at the meeting. Other holders of vested interests under variable annuity contracts are requested to forward their proxies promptly to the contract owner. Such other holders may also withdraw their proxies at any time before they are exercised by returning a written revocation to the contract owner.

March 7, 2002

                                    IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY PROMPTLY TO ASSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

           THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                               18 CHESTNUT STREET
                       WORCESTER, MASSACHUSETTS 01608-1528
                             TELEPHONE: 508-799-4441
                                 PROXY STATEMENT

This proxy statement, which is being mailed on or about March 7, 2002, is furnished in connection with the solicitation by the Board of Managers of The Paul Revere Variable Annuity Contract Accumulation Fund (the "Fund"), a separate account of The Paul Revere Variable Annuity Insurance Company ("PRV"), an indirect wholly owned subsidiary of UnumProvident Corporation ("UnumProvident") of proxies in the accompanying form for the purposes of the March 28, 2002 Annual Meeting as set forth in the accompanying Notice of Annual Meeting (the "Notice"). The Annual Report of the Fund for the year ended December 31, 2001 was previously forwarded. A copy of the Annual Report of the Fund may be obtained without charge from PRV by writing to Susan N. Roth, The Paul Revere Variable Annuity Contract Accumulation Fund, 1 Fountain Square, Chattanooga, Tennessee 37402 or by calling (800) 821-1693.

A proxy may be revoked at any time before it is exercised by filing a written revocation or a duly executed proxy bearing a later date with the person with whom the proxy was filed. A proxy shall be suspended if the person entitled to vote at the meeting is present and elects to vote in person.

It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote in favor of the matters described in the Notice and this Proxy Statement, and in their discretion on other matters properly coming before the meeting.

Management Information Services Corp. has been retained by PRV to solicit proxies by mail. The cost of soliciting proxies, which is expected to be nominal, will be borne by PRV. In addition to solicitation by mail, certain directors and officers of PRV or members of the Board of Managers of the Fund may solicit proxies in person or by telephone. No officer or manager of the Fund receives compensation or reimbursement from the Fund for such solicitation.

On February 22, 2002, there were 767,638,656 variable accumulation and annuity units outstanding (collectively, variable accumulation and annuity units will hereinafter be referred to as "Units"), each of which is entitled to one vote. Fractional Units will be voted on a pro rata basis. Only variable annuity contract owners, annuitants and participants under group tax deferred variable annuity contracts (collectively, such variable annuity contract owners, annuitants, and participants will hereinafter be referred to as "contract owners") are entitled to vote at the meeting but others having a vested interest under a pension, profit-sharing or other plan or arrangement have the right to instruct the owner of the contract with respect to the votes attributable to Units representing such interests. Such instruction may be given by promptly forwarding the executed proxy to the owner of the contract. The interest represented by the proxy will be voted in accordance with the instructions on the proxy if the proxy is promptly executed and returned. The Board of Managers of the Fund has fixed February 22, 2002 as the record date (the "Record Date") for determination of the contract owners entitled to receive notice of and to vote at the Meeting and the number of votes to which such persons are entitled.

For purposes of the Meeting, a quorum is the presence in person or by proxy of the lesser of one hundred variable annuity contract owners entitled to vote or variable annuity contract owners entitled to vote ten percent of the Units. A quorum being present, the adoption or rejection of the matters specified in the Notice will be decided with respect to each series of the Fund by the vote of a majority of the Units voted of each series.

                            CONTRACT OWNERS PROPOSALS

Contract owners' proposals for action at the next annual meeting must be received by Management at its principal office by January 31, 2003. No contract owners' proposals were received for this year's meeting.

                     OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the members of the Board of Managers of the Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

The following Contractowners beneficially owned more than 5% of the units in the Separate Account as of the record date, February 22, 2002:



                                                   Number of Units
Name                     Address                  Beneficially Owned    Percent
----                     -------                  ------------------    -------
The Paul Revere          18 Chestnut Street          452,340.197         58.93
Pension Plan             Worcester, MA  01608

Guenther E. Herpfer      60 Tupelo Road               38,512.545          5.02
                         Swampscott, MA  02159


           INFORMATION CONCERNING THE FUND, PRV AND THE ADMINISTRATOR

The Fund is an open-end, diversified investment company registered under the Investment Company Act of 1940 ("1940 Act") and is the separate account through which PRV sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts.

PRV is a stock life insurance company organized under Massachusetts General Laws and is a wholly-owned subsidiary of The Paul Revere Life Insurance Company ("PRL"), a Massachusetts corporation, which is indirectly wholly owned by UnumProvident. The principal office of PRV is at 18 Chestnut Street, Worcester, Massachusetts. PRV's principal business is the sale and administration of life and annuity insurance policies. PRV serves as insurer and principal underwriter and as an investment adviser to the Fund under the Advisory Agreement. PRV is registered with the Securities and Exchange Commission as an investment adviser and as a broker-dealer.

PRV has historically also served as administrator of the Separate Account. On May 8, 1998, the Board of Managers approved a Separate Account Administrative Services Agreement, dated May 15, 1998, between PRV and The Variable Annuity Life Insurance Company ("VALIC"), whereby VALIC became the Administrator of the Separate Account. The principal office of VALIC is at 205 East 10th Street, Amarillo, Texas. The change in administrator did not result in any changes in administration and sales fees. On a periodic basis, the Administrator reports to the Board of Managers on the Separate Account and on the services provided pursuant to the Agreement.

             INFORMATION CONCERNING MFS INSTITUTIONAL ADVISORS, INC.

MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company ("MFS") and its predecessor organizations, have a history of money management dating from 1924. MFSI is directly owned by Sun Life of Canada (US) Financial Services Holdings, Inc., which is in turn owned by Sun Life Assurance Company of Canada - US

Operations Holdings, Inc., which in turn is owned by Sun Life Assurance Company of Canada, which is in turn owned by Sun Life Financial Services of Canada, Inc.

As of December 31, 2001, MFS and its subsidiaries including MFSI, had over $137.2 billion in assets under management, which included over $34.3 billion in assets managed by MFSI.

MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. The mutual funds in separate accounts are registered as investment companies under the Investment Company Act of 1940. Each of the separate accounts is established by Sun Life Assurance Company of Canada (U.S.).

             INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

          (1)                    (2)                 (3)                (4)                 (5)                 (6)
     Name, Address,        Position(s) Held     Term of Office       Principal           Number of             Other
         and Age              with Fund         and Length of      Occupation(s)       Portfolios in       Directorships
                                                 Time Served       During Past 5       Fund Complex       Held by Director
                                                                       Years            Overseen by        or Nominee For
                                                                                        Director or           Director
                                                                                        Nominee for
                                                                                          Director
William J. Short (66)     Member,                1999-2002        Retired, Former             2                  None
                          Board of Managers      12 years of      President,
                                                  service         Worcester Area
                                                                  Chamber of
                                                                  Commerce,
                                                                  Worcester, MA

Gordon T. Miller (79)     Vice Chairman,         2001-2004        Retired; Former             2                  None
                          Board of Managers      34 years of      Vice President
                                                  service         and Director of
                                                                  Industrial
                                                                  Relations of
                                                                  Barry Wright
                                                                  Corporation,
                                                                  Newton Lower
                                                                  Falls, MA.
                                                                  (antivibration
                                                                  products)

Joan Sadowsky (72)        Member,                2000-2003        Retired; Former             2                  None
                          Board of Managers      17 years of      Vice President
                                                  service         of Human
                                                                  Resources, Atlas
                                                                  Distributing
                                                                  Corporation,
                                                                  Auburn, MA
                                                                  (beverage
                                                                  distribution)


The members of the Board of Managers listed below are "interested persons" of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940.

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


          (1)                    (2)                 (3)                 (4)                 (5)                 (6)
     Name, Address,        Position(s) Held     Term of Office        Principal           Number of             Other
         and Age              with Fund         and Length of       Occupation(s)       Portfolios in       Directorships
                                                 Time Served        During Past 5       Fund Complex       Held by Director
                                                                        Years            Overseen by        or Nominee For
                                                                                         Director or           Director
                                                                                         Nominee for
                                                                                          Director
Donald Boggs* (56)        Chairman              2001-2004         Senior Vice                 2
                          Board of Managers     5 year of         President
                                                 service          UnumProvident
                                                                  Corporation
                                                                  Chattanooga,
                                                                  Tennessee

David G. Fussell* (54)    Member,               2001-2003         Senior Vice                 2
                          Board of Managers     elected to        President Unum
                                                 board in 2002    Provident
                                                                  Corporation,
                                                                  Chattanooga,
                                                                  Tennessee

* Officers of PRV, (the investment advisor, underwriter and sponsoring insurance company) and other subsidiaries within the UnumProvident Corporation holding company system.

None of the members of the Board of Managers who are not "interested persons" of the Fund within the meaning of section 2(a)(190) of the Investment Company Act of 1940 owns beneficially or of record securities of PRV or any of its affiliates.

                   ITEM 1: MANAGEMENT AND ELECTION OF MANAGERS

Under Article III of the Rules and Regulations of the Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, succeeding those whose terms are then expiring, provided that when the terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

The term of William J. Short is expiring. Mr. Short is nominated for re-election and has consented to serve if elected. Aubrey K. Reid, Jr., retired from the Board in 2001. The Board of Managers elected David G. Fussell to fill the vacancy, as provided for in the Rules and Regulations of the Fund, to serve for the remainder of Mr. Reid's term, which expires in 2003. Four regular meetings of the Board of Managers were held in 2001 and each member of the Board attended at least 75 percent of the meetings. The Board of Managers does not have nominating, audit, or compensation committees.

Under the terms of the 1940 Act, the Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be "interested persons" of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Two members of the Board of Managers whose terms continue - namely Mr. Miller and Ms. Sadowsky - are not deemed to be "interested persons" as defined in the 1940 Act. Mr. Short, who is nominated for re-election, is not deemed to be an "interested person." Mr. Boggs and Mr. Fussell whose terms continue, are deemed to be "interested persons" by virtue of their status as officers of the Investment Advisor and the principal underwriter of the Fund.

In the event that any nominee should become unavailable to serve for any reason, the persons named in the enclosed proxy will consult with Management and vote for such substitute nominee or nominees as

Management may recommend. At this time Management knows of no reason why any nominee would be unavailable to serve.

                            REMUNERATION OF MANAGERS

The total aggregate remuneration paid by the Fund to all members of the Board of Managers for the fiscal year ended December 31, 2001, was $7,200. This amount represents consideration paid for attendance at meetings of the Board of Managers. Those members of the Board of Managers deemed to be interested persons received direct remuneration or an indirect benefit as officers of PRV. None of the members of the Board of Managers, or officers of the Fund, who are also officers or employees of PRV or its affiliates, received any remuneration from the Fund.

Information concerning the nominees for re-election, as well as members of the Board of Managers whose terms will continue, follows with the same abbreviations of company names as used previously. Unless the contract owner withholds authorization on the proxy, it is intended that the interest represented by the proxy will be voted in favor of the election of the nominees.

None of the members of the Board of Managers who are not "interested persons" of the Fund within the meaning of section 2(a)(19) o the Investment Company Act of 1940 owns beneficially or of record securities of PRV or any of its affiliates.

            ITEM 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

The Board of Managers, including a majority of the Managers who are not deemed to be "interested persons", has, on February 20, 2002, reappointed Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the year 2001. Ernst & Young LLP has audited the accounts of the Fund each year since 1968. The appointment of independent auditors is ratified or rejected annually by the variable annuity contract owners.

Ernst & Young LLP has advised the Board of Managers of the Fund that neither its firm nor any of its members or associates has any direct or any material indirect financial interest in the Fund or any of its affiliates other than as independent auditors. All audit and other fees paid to the auditors for work related to the Fund are paid by PRV and are not charged to or paid from the Fund. The Board of Managers recommends approval of the appointment of such firm as independent auditors of the Fund for the period stated. In the event the variable annuity contract owners do not ratify the appointment by the Board of Managers of this firm or if Ernst & Young LLP shall decline to act or otherwise become incapable of acting, or if its employment be otherwise discontinued, the Board of Managers will appoint other independent auditors.

Representatives of Ernst & Young LLP are not expected to be present at the annual meeting.

                             ITEM 3: OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment in the interest of the Fund.

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From:                                                            FIRST CLASS
                                                                U.S. POSTAGE
PROXY TABULATOR                                                     PAID
P.O. BOX 9132                                                       PROXY
HINGHAM, MA 02043-9132                                            TABULATOR








         Please fold and detach card at perforation before mailing.
(Down arrow)                                                    (Down arrow)



                                      PROXY
           THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                          PROXY SOLICITED ON BEHALF OF
                                BOARD OF MANAGERS



The undersigned hereby appoints Donald Boggs and Susan Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of The Paul Revere Variable Annuity Contract Accumulation Fund to be held at 10:00 a.m. on March 28, 2002, and at any adjournment thereof, with respect to the proposals below and as set forth in the Notice.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

                                Dated                        2002
                                      ----------------------

                             ---------------------------------------------------


                             ---------------------------------------------------

                              Contractowner Signature(s) Title (If Applicable)



                                                                          REVERE


                      Please fold and detach card at perforation before mailing
          (Down arrow)                                                        (Down arrow)


Please fill in box(es) as shown using black or blue ink or a number 2 pencil.   [X]
PLEASE DO NOT USE FINE POINT PENS.


This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING
DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.





                                                                                      FOR      WITHHOLD
                                                                                    nominee  authority to
                                                                                    listed     vote for
                                                                                               nominee
                                                                                               listed
1.ELECTION OF MEMBER OF THE BOARD OF MANAGERS (Board of Managers favor a vote FOR)     0          0
     William J. Short

                                                                                      FOR      AGAINST      ABSTAIN
2. PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF ERNST & YOUNG LLP AS THE        0          0            0
   INDEPENDENT AUDITORS FOR THE ACCUMULATION FUND.
   (Board of Managers favors a vote FOR)

3. In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.

                                                                                                             REVERE